Macquarie Small & Mid Cap Conference
June 16, 2010
Exhibit 99.1

CNO Financial Group

Forward-looking statements
Cautionary Statement Regarding Forward-Looking Statements.  Our statements, trend analyses and other information contained in these materials relative to markets for CNO Financial Group’s products and trends in CNO Financial Group’s operations or financial results, as well as other statements, contain forward-looking statements within the meaning of the federal securities laws and the Private
Securities Litigation Reform Act of 1995.  Forward-looking statements typically are identified by the use of terms such as “anticipate,”
“believe,” “plan,” “estimate,” “expect,” “project,” “intend,” “may,” “will,” “would,” “contemplate,” “possible,” “attempt,” “seek,” “should,”
“could,” “goal,” “target,” “on track,” “comfortable with,” “optimistic” and similar words, although some forward-looking statements are expressed differently. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and our beliefs concerning future business conditions, our results of operations, financial position, and our business outlook or they state other ‘‘forward-looking’’ information based on currently available information. Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-looking statements include, among other things:  (i) general economic, market and political conditions, including the performance and fluctuations of the financial markets which may affect our ability to raise capital or refinance existing indebtedness and the cost of doing so; (ii) our ability to continue to satisfy the financial ratio and balance requirements and other covenants of our debt agreements; (iii) our ability to generate sufficient liquidity to meet our debt service obligations and other cash needs; (iv) our ability to obtain adequate and timely rate increases on our supplemental health products including our long-term care business; (v) the receipt of required regulatory approvals for dividend and surplus debenture interest payments from our insurance subsidiaries; (vi) mortality, morbidity, the increased cost and usage of health care services, persistency, the adequacy of our previous reserve estimates and other factors which may affect the profitability of our insurance products;
(vii) changes in our assumptions related to the cost of policies produced or the value of policies in force at the effective date of our emergence from bankruptcy; (viii) the recoverability of our deferred tax asset and the effect of potential tax rate changes on its value; (ix)
changes in accounting principles and the interpretation thereof; (x) our ability to achieve anticipated expense reductions and levels of operational efficiencies including improvements in claims adjudication and continued automation and rationalization of operating systems;
(xi) performance and valuation of our investments, including the impact of realized losses (including other-than-temporary impairment charges); (xii) our ability to identify products and markets in which we can compete effectively against competitors with greater market share, higher ratings, greater financial resources and stronger brand recognition; (xiii) the ultimate outcome of lawsuits filed against us and other legal and regulatory proceedings to which we are subject; (xiv) our ability to complete the remediation of the material weakness in internal controls over our actuarial reporting process and to maintain effective controls over financial reporting; (xv) our ability to continue to recruit and retain productive agents and distribution partners and customer response to new products, distribution channels and marketing initiatives; (xvi) our ability to achieve eventual upgrades of the financial strength ratings of CNO Financial Group and our insurance company subsidiaries as well as the potential impact of rating downgrades on our business; (xvii) the risk factors or uncertainties listed from time to time in our filings with the Securities and Exchange Commission; (xviii) regulatory changes or actions, including those relating to regulation of the financial affairs of our insurance  companies, such as the payment of dividends and surplus debenture interest to us, regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulation of the sale, underwriting and pricing of products, and health care regulation affecting health insurance products; and (xix)
changes in the Federal income tax laws and regulations which may affect or eliminate the relative tax advantages of some of our products. Other factors and assumptions not identified above are also relevant to the forward-looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by the foregoing cautionary statement.  Our forward-looking statements speak only as of the date made.  We assume no obligation to update or to publicly announce the results of any revisions to any of the forward-
looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

CNO Financial Group

• Focused provider of supplemental
 health, protection and accumulation
 products to underserved senior middle
 market; 3.9 million policies in force
• Operates through three active
 segments; 94% controlled distribution
 • Bankers Life: strong career agent
 franchise
 • Colonial Penn: direct distribution
 platform with solid growth potential
 • Washington National: wholly
 owned distributor (PMA) and
 independent agents
Conseco
Yesterday & Today
• Pursued roll-up strategy of insurance
 companies
 • 19 acquisitions for combined
 consideration $6B through 1997
• Made “diversifying” acquisition of
 manufactured housing lender Green Tree
 for $6B in 1998
• Problems with Green Tree forced
 Conseco into bankruptcy in 2002
 (insurance companies continued
 operating)
• Emerged from bankruptcy in 2003

CNO Financial is now well-capitalized and focused on the senior middle market as Baby Boomers start turning 65 In 2011

CNO Financial Group

How we have changed…Fix, Focus & Grow
• Strengthened CNO’s leadership team
• Reinsured $3 billion block of annuities, reducing risk and raising cash
• Moved 250 back-office jobs from Chicago to Carmel, reducing costs, creating single back office, freeing up real estate
• Changed management incentives to reward sales of profitable business, increasing focus on businesses where CNO has competitive advantages
• Spun off legacy long-term care business to Pennsylvania trust, reducing risk and earnings volatility
• In 2009:
 • Completed two significant reinsurance deals, receiving $100 million in ceding commission
 • Refinanced $293 million of convertible debentures early
 • Raised $296 million in public and private equity deals, and
 • Repaid $285 million in long-term debt
• At 3/31/10, debt/capital was 22%; Risk Based Capital ratio was 319%

CNO Financial Group

• Defined and differentiated by focus on senior and middle-income markets
Target Market
Products
Distribution
• Diversified, small risk amount protection products (3.9 million policies in force)
• Not ratings dependent
• Virtually no variable business (no sales since 2002)
• Bankers: “kitchen table” sales model through 5,600+ career agents
• Colonial Penn: direct sales
• Washington National: independent producers; wholly owned marketing company (PMA) now 65% of sales
• Growing agent counts and productivity
Operating Performance
Investments
• Minimal investment in exotic securities
• Highly diversified portfolio
• 93% Investment Grade
• Strong core operating performance
• Compound annual sales growth approaching 7% over 5 years
 • Exited low-margin lines of business
• Substantially reduced volatility by separating LTC run-off business
• Capital and risk-management initiatives reduced earnings
CNO at a glance

- Increased longevity
- Greater awareness of need for retirement planning

- Medicare Supplement
- Whole and Universal life products

- Independents

CNO Financial Group

CNO has expertise
across important middle
-market products
• Equity-Indexed Life and
 Annuity Products
 (Longevity Solutions)
• Long-Term Care
• Final expense
• Specified Disease
CNO can access
consumers across
multiple channels
• With an Agent (Retail)
 • Bankers
 • Washington National
 • PMA (CNO-owned)
• Without an Agent (Direct)
 • Colonial Penn
• At Work (Worksite Marketing)
 • PMA Worksite Division
 • Washington National -
 Independents
Strong trends are driving
middle-market consumers
• Rising medical costs
• Decline of societal safety
 nets (government and
 employer)
CNO: The right products and the right channels for
today’s middle-market consumer

BANKERS
LIFE AND CASUALTY COMPANY
For the life of your retirement

Washington National
INSURANCE COMPANY

COLONIAL PENN

CNO Financial Group

• Focused on middle-income senior
 market with Medicare supplement,
 life, annuity, LTC, Medicare Part D
 and Medicare Advantage products
• “Kitchen-table” sales model
 through 5,600 career agents and
 sales managers
• 150+ branches nationwide
• Focused on middle-income
 working Americans in farm/rural
 markets and retirees with
 supplemental health and protection
 products
• Worksite sales to small business,
 education, government, healthcare
 and credit unions
• Distribution through independent
 producers, including over 800 with
 PMA (wholly owned marketing
 company)
• Focused on lower middle-income
 retirees with simple, low-cost life
 insurance products
• Direct response model with media
 and mail-based lead generation
 with robust telemarketing support
Captive
Direct
Independent
2009 Collected Premium / Pre-tax Operating Income* ($ in millions)
$3,001 / $278
$919 / $67 (CIG)
$195 / $29
* Refer to appendix for more information regarding this non-GAAP measure.
Broad distribution reach

Relative Company Size Based on 12/31/08 Total Statutory Assets

More Affluent
Less Affluent
Customers
Protection Product
Products
Asset Accumulation
Mass Mutual
LNC
PNX
NW
MET
HIG
Manulife
SFG
KCLI
Great American
AIG
NY Life
DFG
PRU
Guardian
PFG
PL
UNM
GNW
Mut. Of Omaha
Washington
AE
Bankers
Aviva USA
PLFE
AFL
Gerber Life
CNO
TMK
CPL

CNO Financial Group

Few competitors in our target space
National

CNO Financial Group

Recent results demonstrate CNO’s potential
• Q1 2010 marks fifth consecutive quarter of GAAP net income

• 2009 Statutory Operating Earnings (net of tax) of $264 million

• RBC up to 319% at 3/31/2010

• Continued focus on profitable growth in all three insurance segments
 • 2009 EBIT* up 16% over 2008

• Continued to grow our business
 • 2009 core sales up 6% over 2008

• Holding company liquidity of $131.2 million at 3/31/2010

• Book value per share, excluding AOCL*, of $15.24 at 3/31/2010
• Rating upgrades and improved outlook
* Refer to appendix for more information regarding this non-GAAP measure.

CNO Financial Group

2009 Collected Premiums by Product
2009 Pre-Tax Operating Earnings by
Distribution Channel
2009 Collected Premiums by
Distribution Channel
Annuities
27.7%
LTC
15.4%
Life
15.9%
Bankers
74.2%
Bankers
73%
CIG
22%
Colonial Penn
5%
CIG
18.0%
Colonial Penn
7.8%
Other
0.5%
PDP and
PFFS
10.8%
Specified
Disease
9.3%
Medicare
Supplement
20.4%
Total: $4,114.8 million
Total: $374.7 million
CIG
PMA
17.0%
CIG
5%
CNO: selling protection products through
controlled distribution

2004
2005
2006
2007
2008
2009
Medicare Supplement
LTC
Life
Annuity
PDP/PFFS/Other

26.6
30.2
33.3
42.3
54.4
41.9
2004
2005
2006
2007
2008
2009
Life

2004
2005
2006
2007
2008
2009
Medicare Supplement
Spec Disease
Life
Annuity
PDP/PFFS/Other

CNO Financial Group

Bankers (b)
Colonial Penn
CIG
218.0
233.5
268.6
294.3
306.5
56.4
68.8
99.2
78.4
71.8
(a) Measured by new annualized premium, which includes 6% of annuity and 10% of single premium whole life deposits and 100% of all other premiums, PDP sales equal
 $210 per enrolled policy ($200 in 2008), PFFS sales equal $2,320 per enrolled policy ($2,250 in 2008).
(b) Excludes group business not sold by Bankers agents
319.0
72.0

Total New Sales Across Business Units
(NAP - $ in millions) (a)

CNO Financial Group

Segmenting CIG’s business for greater
transparency, accountability and focus
• CIG is splitting into two segments:
 • Washington National
 • Other CNO Business
• Other CNO Business comprised primarily of CIG’s closed blocks
 • Will be separately managed from current/growing business
 • Accounts for about two-thirds of CIG’s capital
• Expect to begin reporting on new segment basis effective Q3 2010
 • Bankers
 • Colonial Penn
 • Washington National
 • Other CNO Business
 • Corporate

CNO Financial Group

Q1 2010 summary
• Core sales and lead generation continued to be strong
• Impact of health care reform
 • Medicare Supplement and Medicare Advantage
 • Potential opportunities in Supplemental Health market
• Launched CNO Financial Group investor brand on May 12
• Future focus:
 • Improve results of underperforming blocks in “Other CNO Business”
 segment
 • Drive sales growth in all channels

CNO Financial Group

CNO Financial Group: the road ahead
• A turnaround story
 • Strategic separation of most of LTC run-off
 • Progress on improving profitability
• Strategic focus on senior middle-market
 • Defined by our markets, not our products
 • Little competition in target segment
• Attractive growth and profit potential
 • Broad reach across the market
 • Demographics are trending favorably
 • First of Boomer population will become Medicare-eligible in 2011; in 10 years, number of those turning 65 of age annually will increase by 50%
 (U.S. Census Bureau, 2008)
• Capital restructuring is key

Questions and Answers

Appendix
Certain Non-GAAP Financial Measures

The following provides additional information regarding certain non-GAAP measures used in this presentation. A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the
“Investor - SEC Filings” section of our website, www.CNOinc.com.
Operating earnings measures
Management believes that an analysis of net income applicable to common stock before loss on extinguishment or modification of debt, net realized gains or losses and increases to our valuation allowance for deferred tax assets (“net operating income,” a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because loss on extinguishment or modification of debt, realized investment gains or losses and increases to our valuation allowance for deferred tax assets are unrelated to the Company’s continuing operations.
Information Related to Certain Non-GAAP Financial Measures

A reconciliation of Earnings before interest and taxes ("EBIT") to net income applicable to common stock is as follows (dollars in millions):

	Year ended December 31, 2009	2008
EBIT:		
Bankers Life	$278.0	$ 171.5
Colonial Penn	29.4	25.2
Conseco Insurance Group	67.3	121.3
Corporate Operations, excluding corporate interest expense	(37.7)	(26.7)
EBIT	337.0	291.3
Corporate interest expense	(84.7)	(67.9)
Income before gain (loss) on extinguishment or modification of debt, net realized investment losses, taxes and discontinued operations	252.3	223.4
Tax expense on operating income	87.7	86.4
Net operating income	164.6	137.0
Gain (loss) on extinguishment or modification of debt, net of income taxes	(14.4)	13.8
Net realized investment losses (excluding the increase in unrealized losses on those investments transferred to an independent trust and net of related amortization and taxes and the establishment of a valuation allowance for deferred tax assets related to such losses)	(41.5)	(217.4)
Net income (loss) before valuation allowance for deferred tax assets and discontinued operations	108.7	(66.6)
Valuation allowance for deferred tax assets (excluding the establishment of a valuation allowance for realized investment losses and discontinued operations)	(23.0)	(343.0)
Discontinued operations	-	(722.7)
Net income (loss) applicable to common stock	$ 85.7	$(1,132.3)

Information Related to Certain Non-GAAP Financial Measures

Q1 2010
Total shareholders' equity	$ 3,720.1
Less accumulated other comprehensive income (loss)	(103.0)
Total shareholders' equity excluding accumulated other comprehensive income (loss) (a non-GAAP financial measure)	$ 3,823.1
Shares outstanding for the period	250,929,801
Book value per share	$ 14.83
Less accumulated other comprehensive income (loss)	(0.41)
Book value, excluding accumulated other comprehensive income (loss), per share (a non-GAAP financial measure)	$ 15.24

Book value, excluding accumulated other comprehensive income, per share
This non-GAAP financial measure differs from book value per share because accumulated other comprehensive income has been excluded from the book value used to determine the measure. Management believes this non-
GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income. Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

A reconciliation from book value per share to book value per share, excluding accumulated other comprehensive income (loss) is as follows (dollars in millions, except per share amounts):
Information Related to Certain Non-GAAP Financial Measures